UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2024

IMPEL PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40353	26-3058238
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Elliott Avenue West, Suite 260 Seattle, WA	98119
(Address of principal executive offices)	(Zip Code)

(206) 568-1466

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	IMPLQ	*N/A

*

On December 27, 2023, Nasdaq filed a Form 25 with the Securities and Exchange Commission (the “SEC”) to delist our common stock from the Nasdaq Stock Market LLC. The delisting will be effective 10 days thereafter. The deregistration of the ordinary shares under section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) will be effective 90 days, or such shorter period as the SEC may determine, after the filing date of the Form 25, at which point the ordinary shares will be deemed registered under Section 12(g) of the Exchange Act. Our common stock currently trades on the OTC Pink Marketplace maintained by the OTC Markets Group, Inc. under the symbol “IMPLQ.”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

As previously disclosed on December 19, 2023, Impel Pharmaceuticals, Inc. and Impel NeuroPharma Australia PTY LTD, its wholly-owned subsidiary (together, the “Company”) commenced voluntary Chapter 11 proceedings (the “Chapter 11 Cases”) under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Northern District of Texas (the “Bankruptcy Court”).

On December 21, 2023, the Bankruptcy Court entered an interim order (the “Interim Order”) in the Chapter 11 Cases establishing notice and hearing procedures for (1) trading in equity securities of the Company (the “Stock Procedures”), and (2) claiming worthless stock deductions with respect to equity securities of the Company (the “Worthless Stock Deduction Procedures”). A copy of the notice of the Interim Order (the “Notice of Order”) is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The following summary of the Stock Procedures and Worthless Stock Deduction Procedures is qualified in its entirety by reference to the Notice of Order and the Interim Order. As a result of the Interim Order:

Stock Procedures

(1)    any person or entity who is or becomes a beneficial owner of at least 4.5% of all issued and outstanding shares of the common stock of the Company (equal to 1,075,501 shares of common stock, based on approximately 23,900,031 million shares of common stock issued and outstanding as of December 19, 2023, 2023) (a “Substantial Shareholder”) and intends to effectuate a transfer of their equity securities of the Company must file with the Bankruptcy Court a notice of such status on or before the date that is the later of (a) 30 calendar days after the date the Interim Order is entered and (b) ten calendar days after the date such person qualifies as a Substantial Shareholder.

(2)    at least 30 calendar days before effectuating any transfer of equity securities that would result in (a) an increase or decrease in the amount of common stock beneficially owned by a Substantial Shareholder, (b) a person or entity becoming a Substantial Shareholder, or (c) a decrease in the amount of common stock beneficially owned by a Substantial Shareholder that would result in such person or entity no longer being a Substantial Shareholder, such person or entity must file with the Bankruptcy Court a notice of such proposed transfer; and

(3)    the Company will have 20 calendar days after receipt of any notice of such proposed transfer to file with the Bankruptcy Court and serve on such Substantial Shareholder or person or entity that may become a Substantial Shareholder, an objection to the transfer and, if the Company does so, such proposed transfer will not be effective unless approved by the Bankruptcy Court. If the Company does not object within such 20-day period, the transfer may proceed solely as set forth in the notice of transfer.

Worthless Stock Deduction Procedures

(1)    any person or entity who is or becomes a beneficial owner of at least 50% of all issued and outstanding shares of the common stock of the Company (a “50-percent Shareholder”) must file with the Bankruptcy Court a notice of such status on or before the date that is the later of (a) 30 calendar days after the date the Interim Order is entered and (b) ten calendar days after the date such person qualifies as a 50-percent Shareholder.

(2) at least 15 calendar days before filing any income tax return, or amendment to such a return, taking any worthlessness deduction with respect to common stock for a tax year ending before the consummation of a debt-for-stock recapitalization (or, if applicable, a Chapter 11 sale process), such 50-percent Shareholder must file with the Bankruptcy Court a notice of the intended worthlessness deduction; and

(3)    the Company will have 15 calendar days after receipt of any notice of the intended worthlessness deduction to file with the Bankruptcy Court and serve on such 50-percent Shareholder, an objection to the proposed worthlessness deduction and, if the Company does so, then the filing of the income tax return with such deduction will not be permitted or effective unless approved by the Bankruptcy Court. If the Company does not object within such 30-day period, such deduction will be permitted as set forth in the notice of intent to take a worthless stock deduction.

The foregoing description of the Interim Order is a summary and does not purport to be complete, and is subject to, and qualified in its entirety by reference to, the Interim Order, a copy which may be obtained by following the instructions in the Notice of Order attached as Exhibit 99.1 hereto.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements contained in this Current Report on Form 8-K include, but are not limited to, statements regarding the process and potential outcomes of the Company’s Chapter 11 Cases, the Company’s expectations regarding the Asset Purchase Agreement and related bidding procedures and the Bankruptcy Court’s approval thereof, and the Company’s ability to continue to operate as usual during the Chapter 11 Cases. These statements are based on management’s current expectations, and actual results and future events may differ materially due to risks and uncertainties, including, without limitation, risks inherent in the bankruptcy process, including the outcome of the Chapter 11 Cases; the Company’s financial projections and cost estimates; the Company’s ability to sell any of its assets; and the effect of the Chapter 11 Cases on the Company’s business prospects, financial results and business operations. The Company may not actually achieve the plans, intentions or expectations disclosed in its forward-looking statements, and you should not place undue reliance on its forward-looking statements. These and other factors that may affect the Company’s future business prospects, results and operations are identified and described in more detail in the Company’s filings with the U.S. Securities and Exchange Commission, including the Company’s most recent Annual Report filed on Form 10-K and the subsequently filed Quarterly Report(s) on Form 10-Q. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this Form 8-K. Except as required by applicable law, the Company does not intend to update any of the forward-looking statements to conform these statements to actual results, later events or circumstances or to reflect the occurrence of unanticipated events.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Notice of Order, dated as of December 21, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPEL PHARMACEUTICALS INC.

Date: January 2, 2024	By:	/s/ Len Paolillo
Len Paolillo
Interim Chief Executive Officer